UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2012 (December 7, 2011)

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center
367 South Gulph Road
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 12, 2011, Universal Health Realty Income Trust (“UHT” or the “Trust”), filed a Form 8-K (the “Original 8-K”) to report, among other things, the completion of the medical office building acquisition of Tuscan Professional Building on December 7, 2011. Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Form 8-K/A is being filed to amend the Original 8-K to provide the financial statements described under Item 9.01(a) below and the pro forma financial information described under Item 9.01(b) below which were omitted from the Original 8-K in accordance with the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of property acquired

Independent Auditors’ Report

Statements of Revenue and Certain Operating Expenses for the nine month period ended September 30, 2011 (unaudited) and year ended December 31, 2010.

Notes to Statements of Revenue and Certain Operating Expenses for the nine month period ended September 30, 2011 (unaudited) and year ended December 31, 2010.

(b) Pro Forma Financial Information

Unaudited pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the acquisition of Lake Pointe Medical Arts Building, Forney Medical Plaza and Tuscan Professional Building by UHT is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibit 23.1 Consent of Independent Auditors.

Exhibit 99.1 Unaudited pro forma financial information for the nine months ended September 30, 2011 and for the year ended December 31, 2010.

TUSCAN PROFESSIONAL BUILDING

Statements of Revenue and

Certain Operating Expenses

Nine-month period ended September 30, 2011 (unaudited)

and year ended December 31, 2010

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Trustees

Universal Health Realty Income Trust:

We have audited the accompanying Statement of Revenue and Certain Operating Expenses (Historical Summary) of Tuscan Professional Building (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Universal Health Realty Income Trust. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Universal Health Realty Income Trust, to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in note 2 of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

February 1, 2012

/s/ KPMG LLP

Tuscan Professional Building

Statements of Revenue and

Certain Operating Expenses

Nine month period ended September 30, 2011 (unaudited)

and year ended December 31, 2010

	Nine months ended September 30, 2011 (unaudited)	Year ended December 31, 2010
Revenue:
Base rental income	$874,337	1,165,736
Operating expense, insurance, and real estate tax recoveries	596,371	756,302

Total revenue	1,470,708	1,922,038

Direct operating expenses:
Operating expenses	377,474	435,690
Interest expense	300,182	416,633
Real estate taxes	258,081	320,612

Total direct operating expenses	935,737	1,172,935

Excess of revenue over direct operating expenses	$534,971	$749,103

See accompanying notes to statement of revenue and certain operating expenses.

TUSCAN PROFESSIONAL BUILDING

Notes to Statements of Revenue and

Certain Operating Expenses

Nine-month period ended September 30, 2011 (unaudited)

and year ended December 31, 2010

(1)	Business

Tuscan Professional Building (Tuscan), a multi-tenant medical office building consisting of approximately 53,000 rentable square feet, is located in Irving, Texas and was acquired by Universal Health Realty Income Trust (the Trust), utilizing a qualified third-party intermediary in connection with a planned like-kind exchange transaction pursuant to Section 1031 of the Internal Revenue Code on December 7, 2011. Tuscan was approximately 100% leased at December 31, 2010.

(2)	Basis of Presentation

The Statement of Revenue and Certain Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of the Trust to be filed with the SEC and is not intended to be a complete presentation of Tuscan’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2011 is not necessarily indicative of the expected results for the entire year ended December 31, 2011.

(3)	Revenue

Tuscan leases medical office space under various lease agreements with their tenants. All leases are accounted for as operating leases. The leases include provisions under which Tuscan is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases in minimum lease payments over the term of the lease, rental income is accrued for the full period of occupancy on a straight-line basis. These adjustments decreased base rental income by $34,580 (unaudited) for the nine-month period ended September 30, 2011 and decreased base rental income by $31,696 for the year ended December 31, 2010.

(Continued)

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TUSCAN PROFESSIONAL BUILDING

Notes to Statements of Revenue and

Certain Operating Expenses

Nine-month period ended September 30, 2011 (unaudited)

and year ended December 31, 2010

Annual rents to be received from tenants under noncancelable operating leases, with remaining lease terms ranging from two to ten years, at December 31, 2010, are as follows:

2011	$1,173,037
2012	1,154,396
2013	1,154,287
2014	1,086,228
2015	541,316
Thereafter	917,630

Total	$6,026,894

(4)	Certain Operating Expenses

Certain operating expenses include only those expenses expected to be comparable to the future operations of Tuscan. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization expense are excluded from the Historical Summary.

(5)	Interest Expense

The Trust assumed a mortgage loan obligation with an outstanding balance of $7.0 million in connection with the acquisition. The Historical Summary includes interest expense of $300,182 (unaudited) and $416,633 for the nine-month period ended September 30, 2011 and the year ended December 31, 2010, respectively. The mortgage loan, dated May 26, 2005, bears an interest rate of 5.56%, matures June 1, 2025 and requires monthly payments of principal and interest totaling $61,524.

(6)	Related-Party Transactions

The Tuscan property is managed by a property management entity. The current agreement with the property management service entity provided for a management fee of 2% of collected gross income earned by Tuscan but not less than $2,000 per month. Tuscan incurred management fees of $29,657 (unaudited) and $39,687, which are included in operating expenses for the nine-month period ended September 30, 2011 and the year ended December 31, 2010, respectively. These management fees may not be comparable to the future actual management fees.

Tuscan reimbursed the property management entity for services provided to the property by personnel employed by the property manager. These reimbursed costs totaled $51,010 (unaudited) and $71,648, which are included in operating expenses for the nine-month period ended September 30, 2011 and for the year ended December 31, 2010, respectively.

Certain tenants with long term leases with Tuscan held partnership interests in Tuscan prior to the acquisition by the Trust. Revenues earned from these tenants totaled $359,160 (unaudited) and $413,515, which are included in base rental income and operating expense, insurance, and real estate tax recoveries for the nine-month period ended September 30, 2011 and for the year ended December 31, 2010, respectively.

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TUSCAN PROFESSIONAL BUILDING

Notes to Statements of Revenue and

Certain Operating Expenses

Nine-month period ended September 30, 2011 (unaudited)

and year ended December 31, 2010

(7)	Subsequent Events

Subsequent to December 31, 2010 and through February 1, 2012, management did not identify any subsequent events requiring additional disclosure.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: February 1, 2012	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Independent Auditors.

99.1	Unaudited pro forma financial information for the nine months ended September 30, 2011 and for the year ended December 31, 2010.